UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

ALPHA COGNITION INC.

(Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

026BXC Fold Fold Have questions about this notice? Call the Toll Free Number below or scan the QR code to find out more. Toll Free 1 - 866 - 964 - 0492 www.computershare.com/ noticeandaccess Important Notice Regarding the Availability of Proxy Materials for ALPHA COGNITION INC. Annual General Meeting of Shareholders to be held on June 16, 2026 Meeting Date and Location : When: June 16, 2026 9:00 am (Central Time) Where: Timarron Country Club 1400 Byron Nelson Pkwy Southlake, TX 76092 You are receiving this notice to advise that the proxy materials for the above noted securityholders’ meeting are available on the Internet. This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or upon request by mail. We remind you to access and review all of the important information contained in the proxy statement and other proxy materials before voting. The proxy statement, the Company’s annual report on Form 10 - K, the notice of meeting and other relevant materials are available at: http://www.envisionreports.com/AlphaCognition2026AGM OR www.sedarplus.ca How to Obtain Paper Copies of the Proxy Materials Securityholders may request to receive paper copies of the current meeting materials by mail or email at no cost. Requests for paper or email copies may be made using your Control Number as it appears on this notice and access card. To ensure you receive the materials in advance of the voting deadline and meeting date, all requests must be received no later than June 2nd, 2026. If you do not request paper or email copies, you will not otherwise receive a paper or email copy. For Holders with a 15 digit Control Number: For Holders with a 16 digit Control Number: Request materials email info@alphacognition.com attention : Henry Du, Interim Chief Financial Officer, going to www.alphacognition.com/investors/agm or by calling Toll Free, within North America - 1 - 866 - 962 - 0498 or direct, from Outside of North America - (514) 982 - 8716 and entering your control number as indicated on this notice and access card. To obtain paper copies of the materials after the meeting date, please contact Henry Du at 858 - 344 - 4375. Request materials email info@alphacognition.com attention : Henry Du, Interim Chief Financial Officer, going to www.alphacognition.com/investors/agm or by calling Toll Free, within North America - 1 - 877 - 907 - 7643 or direct, from Outside of North America - 1 - 303 - 562 - 9305 and entering your control number as indicated on this notice and access card. To obtain paper copies of the materials after the meeting date, please contact Henry Du at 858 - 344 - 4375. Holder ID: C1234567890 Control Number: 1234567890 CPUQC01.E.INT/000001/i1234

026BYA Fold Fold Securityholder Meeting Notice The resolutions to be voted on at the meeting are listed below along with the Sections within the Information Circular where disclosure regarding the matter can be found. 1. Number of Directors - Setting of the Number of Directors that constitutes the Board 2. Election of Directors - Election of Directors 3. Appointment of Auditors - Appointment of Independent Auditors The Company’s Board of Directors recommends a vote “FOR” each of the matters above and “FOR” election of each nominee for director. Voting PLEASE VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10 - K PRIOR TO VOTING Information on how to attend the Annual General Meeting and vote in person are contained in the proxy statement and available at https://www.alphacognition.com/investors/agm/ Annual Financial statement delivery • No Annual Report (or Annual Financial Statements) is (are) included in this mailing PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your securities you must vote using the methods reflected on your Voting Instruction Form or Proxy which can be accessed at www.investorvote.com using the below control number.